Exhibit 99.22

PLEDGE AND SECURITY AGREEMENT WITH POWER OF SALE

This PLEDGE AND SECURITY AGREEMENT WITH POWER OF SALE (the “Agreement”) is entered into and executed as of August 31, 2011, by and between AdCare Property Holdings, LLC, an Ohio limited liability company, (“Pledgor”), and KMJ MANAGEMENT, LLC d/b/a PINNACLE HEALTHCARE, LLC, an Arkansas limited liability company, (“Pledgee”).

W I T N E S S E T H:

WHEREAS, Pledgor is the owner of one hundred percent (100%) of the ownership interest in Home Office Property Holdings, LLC, a Georgia limited liability company (hereinafter referred to as the “Interest”) which Interest is to be pledged to Pledgee; and

WHEREAS, Pledgor has executed and delivered to Pledgee a Promissory Note of even date herewith in the original principal amount of Two Million Four Hundred Thousand Dollars ($2,400,000) (the “Note”) evidencing certain obligations due to Pledgee as set forth therein between Arkansas ADK, LLC, a Georgia limited liability company, and Pledgee (the “Loan”); and

WHEREAS, it is a condition precedent and material inducement to the credit extended and represented by the Note that the Pledgor shall have executed and delivered this Agreement to Pledgee granting a continuing security interest to Pledgee in the Interest to secure the obligations of Pledgor to Pledgee.

NOW, THEREFORE, in consideration of the above, the parties hereto agree as follows:

1.   Pledge.   Pledgor hereby pledges, assigns and delivers to Pledgee by blank Assignment of Membership Interest, the Interest, and grants to Pledgee a first lien thereon and perfected first security interest therein and in all certificates, units, options, rights and other noncash distributions issued in addition to, in substitution or exchange for, or on account of the Interest, and in all of the proceeds, collections, and income of the foregoing, now or hereafter owned or acquired by Pledgor with respect to the Interest (collectively, the “Collateral”).  Pledgee shall have all of the rights, remedies and recourses with respect to the Collateral afforded to a secured party under the Uniform Commercial Code, in addition to any other rights, remedies, and recourses afforded to Pledgee by this Agreement.  Pledgee shall hold the Collateral as security for the Pledgor’s obligations to Pledgee pursuant to the Note.

2.   Dividends and other Distributions With Respect to the Interest.  If, while this Agreement is in effect, Pledgor shall become entitled to receive or shall receive (i) any unit or certificate or other security representing a dividend or other noncash distribution with respect to the Interest (including without limitation any certificate or other security issued in connection with a reclassification, increase or reduction of capital or issued in connection with any reorganization of the entity in which an Interest is held by Pledgor), or (ii) any option or rights, whether in addition to, in substitution of, or in exchange for any of the Interest, or otherwise, Pledgor agrees to accept the same as Pledgee’s agent and to hold the same in trust on behalf of and for the benefit of Pledgee in the exact form received, with the endorsement by Pledgor when necessary and/or appropriate of undated assignment of membership interest duly executed in blank, to be held by Pledgee subject to the terms hereof as additional Collateral.  Any sums paid upon or in respect of the Interest upon the liquidation or dissolution of any entity in which an Interest is held by Pledgor shall be paid over to Pledgee to be held as additional Collateral; and in case any distribution of capital shall be made on or in respect of the Interest, or any property shall be distributed on or with respect to the Interest pursuant to the recapitalization or reclassification of such entity in which an Interest is held by Pledgor capital, or pursuant to the reorganization of the entity, the property so distributed shall be delivered to Pledgee to be held as additional Collateral.  All sums of money and property so paid or distributed in respect of the Interest which are received by Pledgor shall, until paid or delivered to Pledgee, be held by Pledgor in trust as additional Collateral.  Notwithstanding the above, unless and until an Event of Default has occurred, Pledgor shall have the right to receive all reasonable cash dividends and distributions with respect to the Interest.

3.   Voting Rights.  During the term of this Agreement and so long as an Event of Default, as hereinafter defined, has not occurred, the Interest may be voted by Pledgor.  Notwithstanding the foregoing, during the term of this Agreement Pledgor may not vote the Interest for any of the following actions, or otherwise allow or permit any of the following actions to be taken, without the prior written consent of Pledgee:

(a)  issuance by the entity in which an Interest is held by Pledgor of any additional Interest or other securities of any class or form.

(b)  redemption of any of the Interest or any other equity securities in the entity in which an Interest is held by Pledgor owned by any party other than Pledgee.

(c)  sale, transfer, hypothecation, or other disposition of all or substantially all of the assets of the entity in which an Interest is held by Pledgor or of any equity securities in the entity in which an Interest is held by Pledgor owned by any party other than Pledgee.

(d)  liquidation, merger, consolidation, recapitalization or other form of reorganization involving the entity in which an Interest is held by Pledgor.

(e)  transfer or cancellation of any permits or licenses used by the entity in connection with the business of the entity.

(f)   failure to comply with any requirements necessary to maintain licensure to operate a skilled nursing facility by the entity in which Pledgor owns the Interest.

4.   Representations and Warranties of Pledgor.  Pledgor represents and warrants to

Pledgee as follows:

(a)  Pledgor is the legal, record and beneficial owner of, and has good and marketable title to, the Interest, subject to no lien, pledge, charge, encumbrance, security interest, or adverse claims or rights whatsoever, except the lien, pledge, and security interest created by this Agreement;

(b)  The Interest has been duly and validly issued, is fully paid and non-assessable, has been fully paid for by Pledgor and constitutes the ownership percentage of the issued and outstanding membership/ownership interests of the entity in which an Interest is held by Pledgor;

(c)  The pledge, assignment and delivery of the Collateral pursuant to this Agreement creates a valid first lien on and a perfected first priority security interest in such Collateral, and the proceeds thereof, subject to no prior lien, pledge, charge, encumbrance or security interest;

(d)  Neither the execution and delivery of this Agreement, nor the consummation of the transactions herein contemplated, nor compliance with the terms and provisions hereof will (i) contravene any provision of any law, statute, rule or regulation to which Pledgor is subject or any judgment, decree, award, franchise, order or permit applicable to Pledgor or the entity in which an Interest is held by Pledgor, or (ii) conflict with, be inconsistent with, or result in a breach of any of the terms, covenants or provisions of, constitute a default under, or result in the creation or imposition of any lien, security interest, charge or other encumbrance upon any of the properties or assets of Pledgor or the entity in which an Interest is held by Pledgor (other than the lien and security interest contemplated by this Agreement) pursuant to the terms of any note, indenture, mortgage, deed of trust, agreement or other instrument to which Pledgor or the entity in which an Interest is held by Pledgor is a party or by which any of them may be bound or subject;

(e)  Pledgor has full power and authority to execute, deliver and perform this Agreement and to pledge and deliver the Collateral;

(f)  This Agreement constitutes the valid and binding obligation of Pledgor enforceable in accordance with its terms.

5.   Covenants of Pledgor.  Pledgor covenants and agrees that so long as any amounts due to Pledgee pursuant to the Note have not been received in full by Pledgee, Pledgor will perform and observe each and all of the following covenants, and to cause the entity in which an Interest is held by Pledgor to conform with (a) — (h) below, by exercising Pledgor’s voting rights and management rights in a manner consistent with this Section 5, unless otherwise agreed to in writing by Pledgee in its sole discretion:

(a)  To permit Pledgee, or its representatives, upon reasonable notice given by Pledgee, to review the books and records of the entity in which an Interest is held by Pledgor.

(b)  Within thirty (30) days following the close of each monthly accounting period and within sixty (60) days following the close of each fiscal year, Pledgor will provide Pledgee with copies of the entities’ (in which an Interest is held by Pledgor) financial statements showing the results of operations for such period and a balance sheet as of the last day of such period.  Such financial statements shall be the same as those used by the entities’ management and shall be prepared by such entities’ controller or independent accountant in accordance with generally accepted accounting principles consistent with such entities’ past practices.

(c)  Pledgor will not consent to allow the entity in which an Interest is held by Pledgor, directly or indirectly, to sell, transfer, or otherwise dispose of all or substantially all of its properties or assets, or consolidate with, merge or liquidate into, any other corporation or entity, or permit any other corporation or entity, to consolidate with, merge, or liquidate into such entity.

(d)  Pledgor will use Pledgor’s best efforts to cause the entity in which an Interest is held by Pledgor to maintain, with financially sound and reputable insurers, insurance with respect to its business and properties against loss and damage of the kinds customarily insured against by corporations of established reputation engaged in the same or similar business and similarly situated and in amounts of not less than the full replacement value for property damage.

(e)  Pledgor will use its best efforts to cause the entity in which an Interest is held by Pledgor to pay or cause to be paid all taxes, assessments and other governmental charges levied upon any of its properties or assets or in respect of its franchise, business, income or profits before the same becomes delinquent, except that, unless and until foreclosure, distraint, sale or other similar proceedings have been commenced, no such charge need be paid if contested in good faith and by appropriate proceedings promptly initiated and diligently conducted and a reserve or other appropriate provision, if any, as shall be required by generally accepted accounting principles, shall have been made therefor.

(f)  Pledgor shall at no time cause or permit the transfer or conveyance, in any manner, of the Interest or any of the Collateral to any party or entity.

(g)  Pledgor will defend Pledgee’s right, title and security interest in and to the Collateral and the proceeds thereof against the claims and demands of all persons or entities.

(h)  Pledgor shall execute and deliver or cause to be executed and delivered to Pledgee now, and at any time or times hereafter at the request of Pledgee, all documents, instruments, letters of direction, notices, reports, acceptance receipts, financing statements, consents, waivers, affidavits and certificates as Pledgee may request, in a form satisfactory to Pledgee, to perfect and maintain a perfected first lien and security interest granted by Pledgor pursuant to this Agreement, and in order to consummate fully all of the transactions contemplated hereunder; and in connection therewith, Pledgor hereby irrevocably makes, constitutes and appoints  Pledgee as its true and lawful attorney with power to sign the name of Pledgor to any such document, instrument, letter of direction, notice, report, acceptance, receipt, consent, waiver, affidavit or certificate; provided, Pledgor has not complied with Pledgee’s request to execute such document within seven (7) days from the date of such request.

6.   Payment of Note.  Upon full payment of principal and interest on the Note, Pledgee shall transfer to Pledgor all of the Collateral, and this Agreement shall terminate.

7.   Events of Default.  Pledgor shall be in default under the terms of this Pledge and Security Agreement on the happening of any one or more of the following, each of which shall be considered an “Event of Default”:

(a)  Nonpayment of any portion of the principal or interest of the Note when due and a continuance thereof for a period of ten (10) days or more;

(b)  The occurrence of any breach or any other event or circumstance which would permit the acceleration of the payment of the Note;

(c)  The members, officers, or appropriate governing body of the entity in which an Interest is held by Pledgor, adopting a resolution to dissolve or liquidate such entity, to sell all or substantially all of such entity’s assets or to authorize or request approval of the members of such entity of any merger, reorganization or other recapitalization of such entity in any manner;

(d)  The institution of bankruptcy, receivership, or insolvency proceedings by or against the entity in which an Interest is held by Pledgor, the Pledgor or any subsidiary of such entity;

(e)  The entity in which an Interest is held by Pledgor, any of its subsidiaries, or the Pledgor making an assignment for the benefit of creditors or otherwise admitting in writing an inability to pay debts as they become due;

(f)  The entity in which an Interest is held by Pledgor, any of its subsidiaries, or Pledgor filing any petition or answer seeking for itself or themselves any reorganization, rearrangement, composition or readjustment of their debts;

(g)  The occurrence of any material breach by the entity in which an Interest is held by Pledgor or Pledgor of any warranty, representation, covenant or obligation contained in this Agreement, the Note, the Loan Agreement or any other documents executed in connection with the Loan; or

(h)  The occurrence of any other event or circumstance which causes Pledgee to reasonably deem itself insecure.

8.   Rights of Pledgee Upon an Event of Default.  Upon the occurrence of any Event of Default, Pledgee, may, at its option:

(a)  Declare the entire balance of principal and accrued interest on the Note immediately due and payable; and

(b) Proceed to exercise all rights with respect to the Collateral of a secured creditor under the Uniform Commercial Code as adopted in the State of Arkansas, including, without limitation, rights to liquidate and sell the Collateral at public or private sale, in any commercially reasonable manner.  At any such sale, the Collateral may be sold in whole, or in part, by single or separate contracts, and upon such terms and conditions as Pledgee deems appropriate in the circumstances.  Unless the Collateral threatens to decline speedily in value or is of a type customarily sold on a recognized market, reasonable notification of the time and place of any public sale or reasonable notification of the time after which any private sale or other intended disposition is to be made shall be sent by Pledgee to Pledgor at the address designated in Paragraph 10, unless Pledgor has signed after default a statement renouncing or modifying its right to notification of sale.  For this purpose, notification shall be deemed reasonable if given in the manner provided in Paragraph 10, at least ten (10) days prior to the day of any such sale.  Pledgee shall be entitled to participate in the public sale and purchase the Collateral at any such sale on terms no less favorable than the highest qualified, competing bid from a third party.  Pledgor’s rights shall further include, without limitation, the authority (hereby granted) to cause the Interest to be transferred into Pledgee’s own name, or the name of Pledgee’s nominee, and shall be entitled to exercise all rights and privileges in connection with said Interest by virtue of being the holder of record thereof.  In this connection, Pledgor acknowledges that it has delivered to Pledgee a duly executed Assignment of Membership Interest in the form attached hereto as Exhibit A to convey the Interest to Pledgee upon the occurrence of an Event of Default which is not cured within any applicable grace periods.  Pledgee shall not be liable for failure to collect or realize upon the Collateral security or any part thereof, or for any delay in so doing nor shall it be under any obligation to take any action whatsoever with regard thereto.  Pledgee may exercise any and all right of conversion, exchange, subscription or any other rights, privileges or options pertaining to any of the Interest as if Pledgee was the absolute owner thereof, all without any liability on the part of Pledgee.

The proceeds of any such sale shall be applied in the following order:

(a)  First, to the payment of all expenses of preparing for and holding such sale, including attorneys’ fees and legal expenses incurred by Pledgee;

(b)  Second, to the satisfaction of all unpaid principal and accrued interest under the Note;

(c)  Third, to the extent remaining, to the Pledgor.

If the proceeds of sale are not sufficient to satisfy the unpaid principal and accrued interest under the Note and the expenses of sale, Pledgor shall remain liable for any deficiency.

9.   Registration of Interest.  If Pledgee shall elect to exercise its right to sell or otherwise dispose of all or any part of the Collateral, and if, in the opinion of counsel to Pledgee, it is necessary for the Collateral or that portion thereof to be sold to be registered under the provisions of the Securities Act of 1933, as amended, the Georgia Securities Act, as amended, or any other State Securities law, (the “Securities Acts”), the Pledgor will use its best efforts to cause:

(a)  the issuer of the Collateral, its members, directors and officers, to take all action necessary to register the Collateral, or that portion thereof to be disposed of, under the provisions of the Securities Acts, at Pledgor’s expense;

(b)  the registration statement relating thereto to become effective and to remain so for not less than one (1) year from the date of the first public offering of the Collateral or that portion thereof so to be disposed of, and to make all amendments thereto and to the related prospectus which, in the opinion of Pledgee or its counsel, are necessary or advisable, all in conformity with the requirements of the Securities Acts and the rules and regulations of the Securities and Exchange Commission and state regulatory commissions applicable thereto;

(c)  the issuer of the Collateral to comply with the provisions of the “Blue-Sky Law” of any jurisdiction which Pledgee shall designate; and

(d)  the issuer of the Collateral to make available to its security holders, as soon as practical, an earnings statement (which need not be audited) covering a period of at least twelve (12) months but not more than eighteen (18) months, beginning with the first (1st) month after the effective date of any such registration statement, which earnings statement will satisfy the provisions of Section 11(a) of the Securities Act of 1933.

Pledgor recognizes that notwithstanding the foregoing Pledgee may be unable to effect a public sale of all or a part of the Collateral and may be compelled to resort to one (1) or more private sales to a restricted group of purchasers who will be obligated to agree, among other things, to acquire the Collateral for their own account, for investment and not with a view to the distribution or resale thereof.  Pledgor hereby acknowledges that any such private sales may be at prices and on terms less favorable to Pledgee than those of public sales but shall be deemed to have been made in a commercially reasonable manner and that Pledgee shall have no obligation to delay any such private sales of any Collateral to permit the issuer thereof to register it for public sale under the Securities Acts.

10.   Notice.  Any notice, request, consent or demand hereunder shall be in writing and shall be deemed to have been given when mailed by first class, registered or certified mail, postage prepaid, return receipt requested, or when delivered personally, as follows:

(a)  If to Pledgee, to:

Pinnacle Healthcare, LLC

21 Wimbledon Way

Rogers, AR 72758

Attn:  Don Schaap

with a copy to:

Tami C. Threet

Lax, Vaughan, Fortson, Jones & Rowe, P.A.

Cantrell West Building

11300 Cantrell Rd, Suite 201

Little Rock, AR 72212

(b)  If to Pledgor:

AdCare Health Systems, Inc.

or, in each case, to such other address as hereafter shall be furnished as provided in this paragraph by Pledgor or Pledgee to the other.

11.   Modification.  No provision herein may be modified, amended or waived except by written agreement signed by all the parties hereto.

12.   Binding on Assigns.  This Agreement shall inure to the benefit of, and be binding upon, the parties, their heirs, executors and administrators, successors, and assigns.

13.   Headings.  Subject headings are included for convenience purposes only and shall have no effect in the interpretation of this agreement.

14.   Waiver.  No waiver of a breach or violation of any provision of this agreement shall operate or be construed as a waiver of any subsequent breach.

15.   Entire Agreement.  This document constitutes the entire agreement of the parties and supersedes any and all other agreements, oral or written, with respect to the subject matter contained herein.

16.   Governing Law.  This agreement shall be subject to and governed by the laws or the State of Arkansas.

17.   Incorporation by Reference.  All documents referred to herein shall be deemed to be incorporated herein by any reference thereto as if fully set out herein.

18.   No Third Party Beneficiaries.  Nothing contained herein shall create any rights for the benefit of any third party.

[INTENTIONAL SHORT PAGE; SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have executed this Pledge Agreement the date aforesaid.

PLEDGOR:

ADCARE PROPERTY HOLDINGS, LLC

By:	/s/ Christopher F. Brogdon
Name:	Christopher F. Brogdon
Title:	Manager

PLEDGEE:

KMJ MANAGEMENT, LLC d/b/a PINNACLE HEALTHCARE, LLC

By: Rose Family, LLC, its sole member

By:	/s/ Kimberly Schaap
Kimberly Schaap, Co-Managing Member

By:	/s/ Michele Hathorn
Michele Hathorn, Co-Managing Member

EXHIBIT A

ASSIGNMENT OF MEMBERSHIP INTEREST